UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22465

The Endowment Institutional TEI Fund W, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices)                             (Zip code)

With a copy to:
John A. Blaisdell The Endowment Institutional TEI Fund W, L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	George J. Zornada
K& L Gates LLP
State Street Financial Center
One Lincoln St.
Boston, MA 02111-2950
(617) 261-3231
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/11

Date of reporting period: 12/31/11

Item 1. Reports to Stockholders.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

THE ENDOWMENT FUND™

DEMOCRATIZING INVESTING

SHAREHOLDERS' REPORT

DECEMBER 31, 2011

Dear TEF Partners:

The goal of The Endowment Fund (TEF)1 is to generate long-term equity returns (7% above inflation) over time, with approximately half the standard deviation and low correlation to traditional stock and bond markets (R2 below 0.5 to S&P 500 and Barclays Intermediate Government Credit Index). Our goal is to compound capital at a less volatile rate by pooling our investors’ capital together in an effort to achieve a size, scale, and portfolio structure similar in design to the large university endowments. When applied correctly, we believe this approach results in greater capital preservation and wealth creation over time through more efficient compounding. As you can see from the chart below, the Fund has achieved these objectives and we feel has played a key diversifying role in many of our client’s portfolios since inception:

2011 Review & 2012 Outlook

2011 was yet another eventful and volatile year for the global markets and a particularly frustrating period for active managers. Despite a flood of news flow surrounding major geopolitical issues ((a) food riots and political instability across the developing world resulting from QE2 in the United States, (b) the Arab Spring, Summer, Fall and Winter, (c) natural disaster and a nuclear meltdown in Japan, (d) the first US Treasury downgrade in history, and (e) potential signs of slowing in China) the year seemed to have three distinct phases, each we believe dictated by the state of affairs in Western Europe:

(1)	January to April, in which commodity, equity, and credit markets led a global rally in risk assets after QE2 and an Irish bailout at the end of 2010,
(2)	May to September, in which equity, commodities and corporate credit fell on fears of sovereign default in Greece and potential contagion across southern Europe, and
(3)	October to December, in which markets initially bounced back aggressively on hopes Europe’s policymakers had put the crisis to rest and improving economic data in the United States.

1 The Endowment Fund has a variety of feeders, which all feed into a single “master” fund called The Endowment Master Fund, L.P. Each “feeder” fund has different expense ratios, which provide for slightly different returns from one “feeder” fund to the next. Accordingly, unless otherwise specified, the returns outlined herein are those of The Endowment Registered Fund, L.P., which is the largest “feeder” fund in The Endowment Fund complex. Your returns may vary, based on the feeder in which you invest and the timing of your investment. Please consult your capital account statement for the exact returns of your investment.

The Endowment Fund held up well through the summer sell-off in equity, corporate credit, and commodity markets, but failed to participate in October’s historic relief rally and struggled through Q4 along with the various hedge fund indices. The Fund lost 4.1% in 2011, but did so with a 5.9% standard deviation and consistently low correlation to stocks and bonds (0.55 R2 to S&P 500 and 0.09 R2 to BIGC). The year ended with an uptick in markets and the US economy, but we believe structural challenges remain in developed markets (high debt, deleveraging, aging demographics and sovereign funding issues). Global markets continue to move around these still unresolved issues fluctuating between a floor (downward limit to growth and returns) enforced by central bank intervention and a ceiling (upward limit to growth and returns) created by private sector deleveraging and growing public sector debt. As a result, we believe the current rally shall pass within a few months and will potentially give way to another drawdown as macro fears return. We believe investors should take the appropriate steps to prepare for this kind of potential volatility since the structural issues aren’t going anywhere, but neither are the central banks and governments that keep injecting new bursts of liquidity with every problem. Looking ahead, we believe we will see big bounces in the equity markets, but also the potential for pronounced sell offs when investors realize the macro issues haven’t subsided. Over the broader course of the deleveraging cycle, we forecast anemic growth in the real economy and lower potential returns and persistent volatility in credit and equity markets.

Confronting the 0-3-5 Conundrum

In this kind of challenging investing environment, we believe investors should be asking the question: “What should I do with my money?” Low growth and economic uncertainty can often last for years, so we believe one should approach the investment process rationally and with an eye for potential expected returns. Here are the typical investment options: cash, stocks, bonds, and alternatives (such as hedge fund strategies, private equity, and real assets). Unfortunately, the typical investor can only access the first three options and herein lies the 0-3-5 conundrum. If an investor needs to earn 8% per annum to cover his or her expenses (5%), outpace inflation (2%), and leave room for some growth (1%), what combination of 0% (cash), 3% (bonds), and 5% (stocks) can provide that return?

•	Cash (0%) – When short-term interest rates are set at zero, we know the nominal return on cash is 0%. It is actually negative if you are not earning a return and still spending from the portfolio.

•

Bonds (3%) – The return on bonds is simply the yield to maturity when you buy them. Currently, the yield on 10 year Treasuries is 2.1%.[2] Corporate bonds can often provide a slight premium, but it is typically difficult to get more than 3% without starting to take on growth-oriented risk.

•

Equities (5%) – Stocks may be capable of producing a 5% annualized return going forward, but this will depend on the change in earnings growth, dividend growth, multiple expansion, and inflation. Based on current valuations, many strategists believe it will be somewhere between 1.5% and 5%.[3]

•

0-3-5 Conundrum – Based on the analysis above, no combination of stocks, bonds, and cash can produce the required 8% returns that many investors need. Cash and bonds may outperform over short periods of time if equity markets experience downside volatility – quarters or even years – but we believe these low return tools are bound to underperform stocks over time since their returns are certain (if held to maturity) and cannot capture the equity risk premium. If equities struggle to produce more than 5% over the next decade, we feel the 60/40 portfolio can return, at most, 4.2% – almost half of many investors required return.

2 US Treasury, Yield Curve Rate, February 2012.

3 GMO LLC. 7-Year Asset Class Return Forecast. As of 12/31/11. GMO is a privately held global investment management firm.

Current Portfolio Positioning

The Endowment Fund is designed to address the 0-3-5 conundrum and the current macro risks threatening even lower returns by investing beyond stocks and bonds in hedge funds who are designed to add value in their respective strategies through security selection; private investments designed to capture the illiquidity premium; and macroeconomic managers who can capitalize on regional imbalances and provide potential protection against extreme events. Given the Fund’s relatively long time horizon, we believe it has a structural advantage that allows it to potentially generate 6-8% total returns (historically an “equity-like” return) with half the volatility of equity markets and low correlation to stocks and bonds.4 The Fund may still draw-down during a market decline, but typically less than the broader markets.

We think of the portfolio today in three distinct segments: the core public portfolio, the private portfolio, and the global opportunistic portfolio. Approximately 60% of our portfolio resembles a 60/40 blend of equity and credit substitutes including real assets and we believe that the portfolio may generate excess risk-adjusted returns since we are allocating to investment managers with experience in their respective strategies.4 Another 23% of the portfolio is invested in our maturing private investment portfolio, which spans 2005 through 2011 vintage years and is currently valued near cost at about $1 billion. As we start to see distributions exceed the capital committed to new investments, we believe our private portfolio has the potential to outperform public equities. Finally, the remaining 17% is invested with global opportunistic managers who can invest in equity, debt, currencies, or commodities and seek to capitalize on a rapidly changing macroeconomic environment with more concentrated positions against sovereign defaults in Europe, a hard landing in China, a potential sovereign crisis in Japan, and a possible spike in US interest rates.

Conclusion

The Fund has shown the ability to preserve capital during turbulent markets and has the potential to provide diversification without forgoing returns over a full market cycle. We believe TEF is an attractive solution for investors looking to diversify a portion of their traditional equity exposure without sacrificing the ability to generate potential consistent real returns similar to long-term equity returns (7% above inflation).4 In fact, it may also help to drive portfolios ahead when traditional markets struggle. After an aggressive bounce in equity markets from October 2011 through January 2012, we believe valuations today are quite high by historic standards and our forecasts indicate returns over the next decade to below relative to history (GMO LLC now projects large cap U.S. Equities to generate only 1.4% real returns over the next 7 years5).

We believe there is an opportunity to “sell into strength” and reduce long equity exposure in investor portfolios and replace that exposure with a portfolio that can potentially generate similar returns with lower volatility and more consistency. Further, many investors have made significant returns in fixed income and/or have cash on the sidelines. If interest rates rise, fixed income will be challenged, as it was in the 1970s. And, cash – today – is earning less than 1%. We believe that TEF offers an allocation option for investors who are concerned about equity, fixed income and even cash, but do want market exposure and an attractive risk/return profile over time.

Since inception, The Endowment Fund has performed as expected, generating annualized returns similar to equities (5.9% vs. 6.7%) with roughly half the volatility (7.6% for the Fund versus 15.4% for the S&P 500) as measured by standard deviation. Further, TEF has exhibited low correlation to stocks and bonds (R2=0.37 to the S&P 500, 0.02 to Barclays Intermediate Bond Index).6 TEF can be added to a traditional 60/40 portfolio and potentially increase the return profile and reduce overall portfolio volatility. We believe that the process inherent in the Endowment Model of investing offers the potential to generate consistent, long-term returns with low volatility for many years to come.

4 No investment strategy can guarantee results. Past performance is not indicative of future results.

5 GMO LLC. 7-Year Asset Class Return Forecast. As of 1/31/12. GMO is a privately held global investment management firm.

6 Past performance is not indicative of future results.

The Endowment Fund Fees and Expenses

The Endowment Fund performance information presented in this document for each feeder is net of fees and expenses. TEF fees are as follows: Management Fee: 1%, Servicing Fees: up to 1%. Fund expense ratios vary by feeder and are listed below (inclusive of Master Fund expenses):

•	Registered Fund: 2.28%

•	TEI Fund: 2.40%

•	Institutional Fund: 1.77%

•	Institutional TEI Fund W7: 2.19%

•	Domestic Fund: 1.50%

•	Domestic QP Fund: 1.86%

•	Exempt Fund II: 2.01%

•	Exempt QP Fund II: 1.98%

•	International Fund: 2.81%

Please review the Private Placement Memorandum for additional information on fees and expenses.

We are grateful for your continued support and partnership. If you have any questions, please do not hesitate to call our Sales Desk at 1-800-725-9456.

Best regards,

John A. Blaisdell Co-Chief Executive Officer Endowment Advisers, L.P.	Andrew B. Linbeck Co-Chief Executive Officer Endowment Advisers, L.P.

Mark W. Yusko Chief Investment Officer Endowment Advisers, L.P.

7 The expense ratio presented above includes the expense waiver calculation based on the Institutional TEI W Fund’s Organizational Expenses (inclusive of the allocated Organizational Expenses from the Offshore Institutional Fund) being expensed upon commencement of operations (in accordance with GAAP). The contractual waiver includes amortization of the Institutional TEI W and Offshore Institutional Funds’ Organizational Expenses over a 60-month period of time, resulting in a ratio of net expenses to average partners’ capital of 1.75% for the year ended December 31, 2011.

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors

The Endowment Institutional TEI Fund W, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI Fund W”) as of December 31, 2011, and the related statements of operations, changes in partners’ capital and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Institutional TEI Fund W’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Institutional TEI Fund W, L.P. as of December 31, 2011, the results of its operations, changes in its partners’ capital, its cash flows and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 28, 2012

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2011

Assets
Investment in the Offshore Institutional Fund, at fair value	$26,331,511
Advanced contributions to the Offshore Institutional Fund	50,000
Receivable from the Adviser	25,355
Prepaids and other assets	30,528

Total assets	26,437,394

Liabilities and Partners’ Capital
Contributions received in advance	50,000
Accounts payable and accrued expenses	23,338

Total liabilities	73,338

Partners’ capital	26,364,056

Total liabilities and partners’ capital	$26,437,394

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2011*

Net investment loss allocated from the Offshore Institutional Fund:
Dividend income (net of foreign withholding tax of $7)	$66,182
Interest income	7,726
Dividend income from affiliated investments	9,003
Interest income from affiliated investments	14,577
Expenses	(279,135)

Net investment loss allocated from the Offshore Institutional Fund	(181,647)

Expenses of the Institutional TEI Fund:
Organizational Expenses	25,057
Amortization of offering costs	42,705
Professional fees	23,000
Regulatory filing fees	5,320
Other expenses	2,642

Total expenses of the Institutional TEI Fund	98,724

Expenses reimbursed by the Adviser	(25,355)

Net expenses of the Institutional TEI Fund	73,369

Net investment loss of the Institutional TEI Fund	(255,016)

Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions and translations, purchased options, written options and redemptions in-kind allocated from the Offshore Institutional Fund:

Net realized gain from investments, affiliated investments, foreign currency transactions, purchased options, written options and redemptions in-kind allocated from the Offshore Institutional Fund	850,080
Change in unrealized appreciation/depreciation from investments, foreign currency translations, purchased options and written options allocated from the Offshore Institutional Fund	(2,163,070)

Net realized and unrealized loss from investments, affiliated investments, foreign currency transactions and translations, purchased options, written options and redemptions in-kind allocated from the Offshore Institutional Fund	(1,312,990)

Net decrease in partners’ capital resulting from operations	$(1,568,006)

*	The Institutional TEI Fund commenced operations on January 1, 2011.

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

Year Ended December 31, 2011*

Partners’ capital at January 1, 2011	$—
Contributions	27,932,062
Net decrease in partners’ capital resulting from operations:
Net investment loss	(255,016)
Net realized gain from investments	850,080
Change in unrealized appreciation/depreciation from investments	(2,163,070)

Net decrease in partners’ capital resulting from operations	(1,568,006)

Partners’ capital at December 31, 2011	$26,364,056

*	The Institutional TEI Fund commenced operations on January 1, 2011.

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2011*

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(1,568,006)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash used in operating activities:
Net realized and unrealized loss from investments, affiliated investments, foreign currency transactions and translations, purchased options, written options and redemptions in-kind allocated from the Offshore Institutional Fund	1,312,990
Net investment loss allocated from the Offshore Institutional Fund	181,647
Contributions to the Offshore Institutional Fund	(27,932,062)
Redemptions from the Offshore Institutional Fund	105,914
Increase in receivable from the Adviser	(25,355)
Increase in advanced contributions to the Offshore Institutional Fund	(50,000)
Increase in prepaids and other assets	(30,528)
Increase in accounts payable and accrued expenses	23,338

Net cash used in operating activities	(27,982,062)

Cash flows from financing activities:
Contributions	27,982,062

Net cash provided by financing activities	27,982,062

Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

*	The Institutional TEI Fund commenced operations on January 1, 2011.

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2011

(1) ORGANIZATION

The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI Fund”), is a limited partnership organized under the laws of the state of Delaware. The Institutional TEI Fund was registered and began operations on January 1, 2011 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Institutional TEI Fund was created to serve as a feeder fund for The Endowment Institutional TEI Fund W, Ltd. (the “Offshore Institutional Fund”), which in turn is a feeder fund for The Endowment Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Institutional TEI Fund may include the Offshore Institutional Fund and Master Fund, as the context requires.

The Institutional TEI Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Institutional TEI Fund pursues its investment objective by investing substantially all of its assets in the Offshore Institutional Fund, which will in turn invest substantially all of its assets in the Master Fund, which has the same investment objectives as the Offshore Institutional Fund and the Institutional TEI Fund. The Master Fund invests its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s consolidated financial statements, Consolidated Schedule of Investments and Notes to Consolidated Financial Statements, included elsewhere in this report, are an integral part of the Institutional TEI Fund’s financial statements that should be read in conjunction with this report. The Offshore Institutional Fund serves solely as an intermediary for the Institutional TEI Fund’s investment in the Master Fund. The percentage of the Master Fund’s partnership interests indirectly owned by the Institutional TEI Fund on December 31, 2011, was 0.61%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Institutional TEI Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Institutional TEI Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Institutional TEI Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Institutional TEI Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Institutional TEI Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Institutional TEI Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Institutional TEI Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Institutional TEI Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2011

Under the Institutional TEI Fund’s organizational documents, the Institutional TEI Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Institutional TEI Fund. In the normal course of business, the Institutional TEI Fund enters into contracts with service providers, which also provide for indemnifications by the Institutional TEI Fund. The Institutional TEI Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Institutional TEI Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Institutional TEI Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) CASH EQUIVALENTS

The Institutional TEI Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Institutional TEI Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Offshore Institutional Fund.

The Institutional TEI Fund records security transactions on a trade-date basis.

Investments that are held by the Institutional TEI Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

(d) VALUATION OF INVESTMENTS

The valuation of the Institutional TEI Fund’s investments will be determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Institutional TEI Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Institutional TEI Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Institutional TEI Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Institutional TEI Fund’s valuation policies that the Board of the Institutional TEI Fund has approved for purposes of determining the value of securities held by the Institutional TEI Fund, including the fair value of the Institutional TEI Fund’s investments in Investment Funds.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2011

Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

The Institutional TEI Fund invests substantially all of its assets in the Offshore Institutional Fund, which in turn invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the Institutional TEI Fund’s proportional share of the Master Fund’s partners’ capital, through the Offshore Institutional Fund. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s Notes to Consolidated Financial Statements included elsewhere in this report.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Institutional TEI Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund (through the Offshore Institutional Fund), including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Institutional TEI Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Institutional TEI Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; offshore withholding taxes; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Institutional TEI Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Institutional TEI Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

The Institutional TEI Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Institutional TEI Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Institutional TEI Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Institutional TEI Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2011, the Institutional TEI Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2011

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(i) ORGANIZATIONAL EXPENSES

The Institutional TEI Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with U.S. GAAP for Institutional TEI Fund financial reporting purposes upon commencement of operations.

(3) FAIR VALUE MEASUREMENTS

The Institutional TEI Fund records its investment in the Offshore Institutional Fund, which in turn invests in the Master Fund, at fair value. Investments of the Master Fund are recorded at fair value as more fully discussed in the Master Fund’s Notes to Consolidated Financial Statements included elsewhere in this report.

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Institutional TEI Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Institutional TEI Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Institutional TEI Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Institutional TEI Fund’s limited partnership agreement.

The Institutional TEI Fund reserves the right to reject any applications for Interests. The $50,000 in contributions received in advance as of December 31, 2011, represents subscriptions for Institutional TEI Fund Interests received prior to the January 2012 closing.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Institutional TEI Fund, including allocations from the Master Fund (through the Offshore Institutional Fund), are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Institutional TEI Fund, including any net

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2011

change in unrealized appreciation or depreciation from investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Institutional TEI Fund repurchase all or any portion of an Interest at any time prior to the business day immediately preceding the one-year anniversary of the partner’s purchase of such Interest (or portion thereof) without incurring additional costs including an early repurchase fee. The Adviser, which also serves as the investment adviser of the Master Fund and Offshore Institutional Fund, expects that it will recommend to the Board that the Institutional TEI Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Institutional TEI Fund’s assets are invested in the Master Fund (through the Offshore Institutional Fund), the ability of the Institutional TEI Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s and the Offshore Institutional Fund’s repurchase policies. In addition, the Institutional TEI Fund may determine not to conduct a repurchase offer each time the Master Fund and Offshore Institutional Fund conduct a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Institutional TEI Fund. The Institutional TEI Fund records early repurchase fees received, if any, as additional capital contributions, allocable to Interests which have not been repurchased.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2011, all of the investments made by the Institutional TEI Fund were in the Master Fund (through the Offshore Institutional Fund).

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Institutional TEI Fund may invest either directly or through the Offshore Institutional Fund and Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The TEI Fund’s risk of loss in these Investment Funds is limited to the Institutional TEI Fund’s pro rata share of the value of the investment in or commitment to such Investment Funds as held directly or through the Offshore Institutional Fund and Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end partners’ capital of the Master

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2011

Fund. The Independent Administrator will also provide the Institutional TEI Fund, the Offshore Institutional Fund and the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Institutional TEI Fund administration will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Institutional TEI Fund.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Institutional TEI Fund, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. So long as the Institutional TEI Fund invests all of its investable assets in the Offshore Institutional Fund, which in turn invests all of its investable assets in the Master Fund, the Institutional TEI Fund will not pay the Adviser directly any Investment Management Fee; however, should the Institutional TEI Fund not have all of its investments in the Offshore Institutional Fund, it may be charged the 1.00% Investment Management Fee directly. The Institutional TEI Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund and indirectly the Institutional TEI Fund as the fees reduce the capital accounts of the Master Fund’s partners.

The Adviser has contractually agreed to limit total annualized expenses of the Institutional TEI Fund through December 31, 2011 through an expense limitation agreement (the “Expense Limitation Agreement”), including the expenses allocated from the Master Fund (through the Offshore Institutional Fund) (exclusive of borrowing, investment-related costs and offshore withholding tax expense), to an annualized rate of 1.75%, of partners’ capital. The contractual waiver is calculated based upon amortization of the Institutional TEI Fund’s organization expenses over a 60-month period of time to calculate the ratio of net expenses to average partners’ capital of 1.75% for the year ended December 31, 2011. Under the Expense Limitation Agreement, the Adviser is permitted to recover in later periods expenses it has borne to the extent that the Institutional TEI Fund’s expenses fall below the 1.75% rate. The Institutional TEI Fund, however, is not obligated to pay any such amount beyond three years after the end of the fiscal year in which the Adviser reimbursed such expense. Any such recovery by the Adviser shall not cause the Institutional TEI Fund to exceed the annual limitation expense rate that was in effect at the time of such waiver or reimbursement. For the year ended December 31, 2011, the Adviser reimbursed, and is eligible to recoup $25,355 for expenses of the Institutional TEI Fund.

(b) PLACEMENT AGENTS

The Institutional TEI Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Institutional TEI Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Institutional TEI Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2011

(9) FINANCIAL HIGHLIGHTS

Year ended December 31, 2011[1]
Net investment loss to average partners’ capital[2]	(1.58)%
Gross expenses to average partners’ capital[2]	2.35%
Net expenses to average partners capital[2,3]	2.19%
Portfolio turnover[4]	26.72%
Total return[5]	(6.23)%
Partners’ capital, end of year (000’s)	$26,364

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1	The Institutional TEI Fund commenced operations on January 1, 2011.
2

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year. Ratios include allocations of net investment loss and expenses from the Offshore Institutional Fund and Master Fund. Ratios are negatively impacted by the Organizational Expenses, which occurred at Inception in accordance with GAAP.

3

Ratio includes expenses reimbursed by the Adviser. Had the Organizational Expenses not been included as an expense at Inception and were instead amortized over 60 months as they are being handled for capital allocation purposes, the ratio of net expenses to average partners’ capital would have been 1.75% for the year ended December 31, 2011 (see Note 2).

4

The Institutional TEI Fund is invested exclusively in the Offshore Institutional Fund, which in turn is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund for the year ended December 31, 2011.

5

Calculated as geometrically linked monthly returns for each month in the year. The reported total return amount for the year ended December 31, 2011, is negatively impacted by the write off of the Institutional TEI and the Offshore Institutional Funds' Organizational Expenses, which occurred at Inception of the Institutional TEI and Offshore Institutional Funds’ operations in accordance with GAAP. Had these costs not been included as an expense at Inception for the purposes of the total return calculation and were instead amortized over 60 months as they are being handled for capital allocation purposes, the total return would have been (3.99)% for the year ended December 31, 2011.

(10) SUBSEQUENT EVENTS

The Institutional TEI Fund accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $50,000 for January 2012.

Based on the partners’ capital of the Institutional TEI Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $3,000,000 be made for the quarter ending March 31, 2012 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice with a February 21, 2012 expiration date was mailed to the investors in the Institutional TEI Fund, of which none was tendered.

Management of the Institutional TEI Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2011

(Unaudited)

Directors and Officers

The Institutional TEI Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Institutional TEI Fund who are responsible for the Institutional TEI Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Institutional TEI Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2011, unless as noted below), the position held with the Institutional TEI Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Compensation for Directors

The Institutional TEI Fund, the Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P., and The Endowment TEI Fund, L.P, together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $42,000, which is paid quarterly, a fee of $5,000 per Board meeting, a fee of $2,500 for any special Board meeting, a fee of $1,250 per interim Board meeting, a fee of $1,250 per each committee meeting to each committee member, and an annual fee of $10,000 for the audit committee chairman, and $7,500 for each other committee chair, each of which is paid quarterly, and an annual fee of $10,000, paid quarterly, to the lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name, Address and Age	Position(s) Held with the TEI Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Age: 51 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held with the TEI Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew B. Linbeck[1] Age: 47 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011
A. Haag Sherman[1] Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, 2002-2011	5	Salient Absolute Return Funds (investment companies) (three funds); Plains Capital Corporation, since 2009; Blue Dolphin Energy Company, since January 2012; Salient MLP & Energy Infrastructure Fund, since 2011

1

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Institutional TEI Fund, the Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P., The Endowment TEI Fund, L.P. and the Adviser.

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with the TEI Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Age: 72 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since 2010	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	5	Salient Absolute Return Funds (investment companies) (three funds); Brandes Investment Trust (investment companies)(four funds) since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010; Salient MLP & Energy Infrastructure Fund, since 2011
Jonathan P. Carroll Age: 50 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011
Richard C. Johnson Age: 74 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held with the TEI Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
G. Edward Powell Age: 75 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	5	Salient Absolute Return Funds (investment companies) (three funds); Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004; Salient MLP & Energy Infrastructure Fund, since 2011
Scott E. Schwinger Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), 1999	5	Salient Absolute Return Funds (investment companies) (three funds); The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; Salient MLP & Energy Infrastructure Fund, since 2011

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held with TEI Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 55 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since June 2009	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	5	Salient Absolute Return Funds (investment companies) (three funds); U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008; Salient MLP & Energy Infrastructure Fund, since 2011

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the TEI Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 38 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008
John E. Price Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003
Adam L. Thomas Age: 37 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Secretary	Director of Adviser, since 2004; Partner and Director, Salient, since 2002

THE ENDOWMENT INSTITUTIONAL TEI FUND W, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2011.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$507,086,579	11.37
Domestic Equity	345,485,922	7.75
Energy	342,473,477	7.68
Enhanced Fixed Income	584,465,093	13.11
Global Opportunistic	732,645,725	16.44
International Equity	351,264,341	7.88
Natural Resources	269,158,548	6.04
Private Equity	679,667,001	15.24
Real Estate	246,756,215	5.53
Traditional Fixed Income	212,631,774	4.77
Call Options Purchased	22,965,043	0.52
Money Market Fund	163,828,143	3.67

Total Investments	$4,458,427,861	100.00

1	The complete list of investments is included in the consolidated Schedule of Investments of the Master Fund, which is included elsewhere in this report.

Form N-Q Filings

The Institutional TEI Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Institutional TEI Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Institutional TEI Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Institutional TEI Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov. Information regarding how the Institutional TEI Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Institutional TEI Fund’s private placement memorandum (the “PPM”) includes additional information about directors of the Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholders’ Report

December 31, 2011

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors The Endowment Master Fund, L.P.:

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital of The Endowment Master Fund, L.P. and subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of December 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with custodians and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Master Fund, L.P. and subsidiary as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio February 28, 2012

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statement of Assets, Liabilities and Partners’ Capital

December 31, 2011

Assets
Investments in Investment Funds, at fair value (cost $1,280,854,797)	$1,404,142,310
Investments in affiliated Investment Funds, at fair value (cost $1,912,844,525)	2,043,388,725
Investments in securities, at fair value (cost $913,427,827)	1,010,896,826

Total investments	4,458,427,861
Cash and cash equivalents	94,389,541
Advanced contributions to Investment Funds	17,630,116
Interest and dividends receivable	1,204,611
Dividends receivable from affiliated investments	234,698
Receivable from investments sold	306,275,968
Prepaids and other assets	153,946

Total assets	4,878,316,741

Liabilities and Partners’ Capital
Contributions received in advance	25,046,549
Withdrawals payable	381,351,586
Payable for investments purchased	153,661,120
Investment Management Fees payable	11,673,190
Offshore withholding tax payable	2,866,647
Administration fees payable	423,167
Payable to Adviser	14,740
Payable to the Offshore TEI Fund	48,750
Payable to Directors	123,000
Accounts payable and accrued expenses	1,829,134

Total liabilities	577,037,883

Partners’ capital	4,301,278,858

Total liabilities and partners’ capital	$4,878,316,741

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Bermuda
Natural Resources (0.49% Partners’ Capital)
HFR HE Bristol Master Trust (Series D)(2)	25,000	$20,960,611

Total Bermuda		20,960,611

Cayman Islands
Arbitrage Strategies (0.04% Partners’ Capital)
Montrica Global Opportunities Fund, L.P.	35,356	1,922,744
Energy (0.01% Partners' Capital)
BlueGold Global Fund, L.P.		347,778
International Equity (0.50% Partners’ Capital)
S.R. Global Fund—Emerging Markets Portfolio (Class G, L.P.)		21,474,784
Natural Resources (0.58% Partners’ Capital)
Sentient Global Resources Fund III, L.P.		23,000,000
Sentient Global Resources Fund IV, L.P.		2,000,000
Private Equity (7.09% Partners’ Capital)
ABRY Advanced Securities Fund, L.P.(1)		20,733,666
CX Partners Fund Limited(1)(2)		9,279,323
Gavea Investment Fund II A, L.P.		3,065,627
Gavea Investment Fund III A, L.P.		58,392,555
Hillcrest Fund, L.P.(3)		10,594,747
Hony Capital Fund 2008, L.P.(1)		23,481,868
India Asset Recovery Fund, L.P.		332,677
J.C. Flowers III, L.P.(1)		6,875,081
LC Fund IV, L.P.(1)(2)		19,623,358
New Horizon Capital III, L.P.(1)(2)		23,451,904
Northstar Equity Partners III Limited(1)		2,008,709
Orchid Asia IV, L.P.(1)		12,751,453
Reservoir Capital Partners (Cayman), L.P.		11,497,791
Tiger Global Private Investment Partners IV, L.P.(1)		10,516,208
Tiger Global Private Investment Partners V, L.P.		29,691,693
Tiger Global Private Investment Partners VI, L.P.		9,534,398
Trustbridge Partners II, L.P.(2)		21,807,104
Trustbridge Partners III, L.P.(1)(2)		26,465,744
Trustbridge Partners IV, L.P.		4,681,830
Real Estate (0.94% Partners’ Capital)
Forum European Realty Income III, L.P.(2)		9,160,943
Phoenix Asia Real Estate Investments II, L.P.(1)(2)		14,421,284
Phoenix Real Estate Fund (T) L.P.		16,654,802

Total Cayman Islands		393,768,071

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Guernsey
Private Equity (0.14% Partners’ Capital)
Mid Europa Fund III LP(1)		$6,058,721

Total Guernsey		6,058,721

Republic of Mauritius
International Equity (0.36% Partners’ Capital)
India Capital Fund Ltd.(2)	450,725	15,288,308
Real Estate (0.07% Partners’ Capital)
Orbis Real Estate Fund I(1)(2)		2,982,985
Total Republic of Mauritius		18,271,293
United Kingdom
Private Equity (0.37% Partners’ Capital)
Darwin Private Equity I, L.P.		5,178,118
Exponent Private Equity Partners II, L.P.(1)		5,544,267
Sovereign Capital Limited Partnership III(2)		5,362,849
Real Estate (0.17% Partners’ Capital)
Benson Elliott Real Estate Partners II, L.P.		1,732,073
Patron Capital L.P. II		880,190
Patron Capital L.P. III		4,881,651

Total United Kingdom		23,579,148

United States
Arbitrage Strategies (10.38% Partners’ Capital)
Citadel Wellington LLC		58,688,034
Eton Park Fund, L.P.		49,110,515
Investcorp Silverback Arbitrage Fund, LLC(3)		17,036,329
Kenmont Onshore Fund, L.P.(2)		958,631
King Street Capital, L.P.		20,662,999
Magnetar Capital Fund, L.P.		6,988,058
Magnetar SPV, LLC (Series L)(3)		13,030,063
OZ Asia Domestic Partners, L.P.(1)		3,135,739
Paulson Advantage Plus, L.P.		20,338,992
Paulson Partners Enhanced, L.P.(2)		42,950,558
PIPE Equity Partners, L.L.C.(3)		21,413,300
PIPE Select Fund, L.L.C.(3)		41,723,033
PSAM WorldArb Partners, L.P.(2)		35,684,562
Stark Investments Limited Partnership(1)		887,007
Stark Select Asset Fund, LLC		3,019,796
Waterstone Market Neutral Fund, L.P.(2)		56,695,879
Whitebox Multi-Strategy Fund, L.P.(2)		54,312,748

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Domestic Equity (4.55% Partners’ Capital)
Artis Partners 2X (Institutional), L.P.(2)		$20,641,686
CCM Small Cap Value Qualified Fund, L.P.(3)		23,556,080
HealthCor, L.P.(2)		39,813,076
Ithan Creek Partners, L.P.		17,494,728
Samlyn Onshore Fund, L.P.		47,886,226
Tiger Consumer Partners, L.P.(2)		46,247,130
Energy (6.92% Partners’ Capital)
AL Gulf Coast Terminals, LLC(1)		1,399,216
ArcLight Energy Partners Fund IV, L.P.(1)		6,653,875
ArcLight Energy Partners Fund V, L.P.		835,947
CamCap Resources, L.P.		398,352
Chilton Global Natural Resources Partners, L.P.		23,952,167
EnCap Energy Capital Fund VII-B, L.P.(1)		9,696,089
Encap Energy Infrastructure TE Feeder, L.P.(2)		9,211,892
Intervale Capital Fund, L.P.(1)(2)		20,150,112
Merit Energy Partners G, L.P.(1)		9,828,163
NGP Energy Technology Partners II, L.P.		4,296,677
NGP IX Offshore Fund, L.P.		34,269,763
NGP Midstream & Resources, L.P.(1)		50,000,000
Quantum Parallel Partners V, L.P.		2,607,863
Southport Energy Plus Partners, L.P.(2)		27,083,403
The Energy & Minerals Group Fund II		425,795
Tenaska Power Fund II-A, L.P.(1)		19,994,772
Velite Energy, L.P.(2)		76,962,836
Enhanced Fixed Income (13.59% Partners’ Capital)
Alden Global Distressed Opportunities Fund, L.P.(2)		51,387,837
Ares Enhanced Credit Opportunities Fund, L.P.		19,163,687
BDCM Partners I, L.P.(2)		50,600,994
Bell Point Credit Opportunities Fund, L.P.(2)		26,728,088
Contrarian Capital Fund I, L.P.		60,174,225
Courage Special Situations Fund, L.P.(2)		14,075,770
Credit Distressed Blue Line Fund, L.P.(3)		39,144,551
Fortelus Special Situations Fund, L.P.(2)		30,336,726
Halcyon European Structured Opportunities Fund, L.P.(3)		518,816
Harbinger Capital Partners Fund I, L.P.(3)		34,532,293
Harbinger Capital Partners Fund II, L.P.		2,951,383
Harbinger Capital Partners Special Situations Fund, L.P.		6,926,305
Harbinger Class L Holdings (U.S.), LLC		310,507
Harbinger Class LS Holdings (U.S.) Trust	10,925	4,463,583

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Enhanced Fixed Income (13.59% of Partners’ Capital) (continued)
Harbinger Class PE Holdings (U.S.) Trust	12	$2,686,814
Indaba Capital Partners, L.P.(3)		28,637,867
Morgan Rio Capital Fund, L.P.(3)		24,480,064
Mudrick Distressed Opportunity Fund L.P.(2)		12,477,357
Owl Creek II, L.P.		10,486,757
Paulson Credit Opportunities, L.P.		47,409,983
Prospect Harbor Credit Partners, L.P.		5,543,030
Providence MBS Fund L.P.(2)		56,163,961
Q Funding III, L.P.(2)		12,686,971
Q4 Funding, L.P.(2)		41,761,096
Sorin Fund, L.P.		816,428
Global Opportunistic (17.04% Partners’ Capital)
Atlas Institutional Fund, LLC(2)		25,814,185
BlueTrend L.P.		34,649,687
Corriente China Opportunity Partners II, L.P.(2)		16,498,912
Corriente China Opportunity Partners, L.P.(2)		7,981,887
Corriente Partners, L.P. (2)		31,362,076
Covepoint Emerging Markets Macro Fund, L.P.(2)		50,950,379
EDF-MI Onshore, L.P.(3)		133,391,327
Global Undervalued Securities Fund (QP), L.P.		41,923,595
Hayman Capital Partners, L.P.(2)		29,748,598
Japan Macro Opportunity Partners, L.P.(2)		14,554,015
Passport II, L.P.(2)		49,240,774
Salem Global Opportunity Fund, L.P.(2)		29,585,479
Senator Global Opportunity Fund L.P.		29,534,982
Tiger Global, L.P.		73,065,667
Valiant Capital Partners, L.P.(2)		139,690,729
Viking Global Equities, L.P.(1)		24,653,433
International Equity (2.47% Partners’ Capital)
Dabroes Investment Fund L.P.(3)		37,172,067
Penta Asia Domestic Partners, L.P.		7,482,487
Steel Partners Japan Strategic Fund, L.P.		2,204,730
TAEF Fund, LLC		35,492,032
Value Partners Hedge Fund LLC(2)		24,076,805
Natural Resources (0.00% Partners’ Capital)
Tocqueville Gold Partners, L.P.		40,788
Private Equity (7.90% Partners’ Capital)
Accel-KKR Capital Partners III, L.P.(1)(2)		7,601,032
Advent Latin American Private Equity Fund IV-F, L.P.		6,325,864
Advent Latin American Private Equity Fund V-F, L.P.		3,062,869

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (7.90% of Partners’ Capital) (continued)
Audax Mezzanine Fund II, L.P.(1)		$3,567,508
Audax Mezzanine Fund III, L.P.(1)		1,758,880
BDCM Opportunity Fund II, L.P.(1)		7,785,491
Black River Commodity Multi-Strategy Fund, LLC		1,193,174
Brazos Equity Fund III, L.P.(1)		5,542,104
Capital Royalty Partners, L.P.(1)		1,020,709
Catterton Growth Partners, L.P.(2)		10,614,364
CEF-Safety Kleen Liquidating Acct	151,417	1,362,753
Chrysalis Ventures III, L.P.		2,151,870
Crosslink Crossover Fund IV, L.P.		1,353,821
Crosslink Crossover Fund V, L.P.		7,759,254
Crosslink Crossover Fund VI, L.P.(2)		14,986,144
Dace Ventures I, L.P.(2)		1,871,998
Fairhaven Capital Partners, L.P.		4,692,463
Garrison Opportunity Fund II A, LLC		7,637,529
Garrison Opportunity Fund, LLC(2)		21,328,827
GMO Emerging Illiquid Fund, L.P.(1)		1,366,244
HealthCor Partners Fund, L.P.(2)		6,509,326
Highland Credit Strategies Liquidation Vehicle Onshore		2,654,980
Integral Capital Partners VIII, L.P.(1)(2)		3,743,963
L-R Global Partners, L.P.		406,548
MatlinPatterson Global Opportunities Partners III, L.P.		11,157,856
Middle East North Africa Opportunities Fund, L.P.(1)(3)	5,089	1,577,000
Monomoy Capital Partners II, L.P.		2,856,585
Monomoy Capital Partners, L.P.(1)		3,751,575
Monsoon India Inflection Fund 2, L.P.		759,430
Monsoon India Inflection Fund, L.P.		407,374
Pine Brook Capital Partners, L.P.(1)		15,052,665
Pinto America Growth Fund, L.P.(1)		1,756,678
Private Equity Investment Fund IV, L.P.(1)(2)		6,249,295
Private Equity Investment Fund V, L.P.(1)(2)		27,878,519
Saints Capital VI, L.P.(1)(2)		15,517,661
Sanderling Venture Partners VI Co-Investment Fund, L.P.		1,635,084
Sanderling Venture Partners VI, L.P.		1,219,675
Silver Lake Partners III, L.P.(1)		8,285,722
Sterling Capital Partners II, L.P.		2,015,526
Sterling Group Partners II, L.P.		2,270,098
Sterling Group Partners III, L.P.		5,070,610
Strategic Value Global Opportunities Fund I-A, L.P		4,699,714
Tenaya Capital V, L.P.		6,766,586

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (7.90% of Partners’ Capital) (continued)
The Column Group, L.P.		$6,771,294
The Founders Fund III, L.P.		9,613,000
The Raptor Private Holdings, L.P.	7,268	4,137,313
Trivest Fund IV, L.P.(1)(2)		14,521,240
Tuckerbrook SB Global Distressed Fund I, L.P.(2)		6,613,160
VCFA Private Equity Partners IV, L.P.(1)		2,418,817
VCFA Venture Partners V, L.P.		7,422,955
Visium Credit Opportunities Fund, L.P.(2)		24,716,485
Voyager Capital Fund III, L.P.		2,278,867
WestView Capital Partners II, L.P.(1)(2)		16,158,811
Real Estate (3.23% Partners’ Capital)
Aslan Realty Partners III, L.L.C.		371,836
Cypress Realty VI, L.P.		6,529,299
DaVinci Corporate Opportunity Partners, L.P.		3,739
Florida Real Estate Value Fund, L.P.(1)(2)		6,236,666
GTIS Brazil Real Estate Fund (Brazilian Real), L.P.(2)		20,730,589
Lone Star Real Estate Fund II (U.S.) L.P.		2,270,515
Monsoon Infrastructure & Realty Co-Invest, L.P.(2)		14,339,446
Northwood Real Estate Co-Investors L.P.(1)		5,087,158
Northwood Real Estate Partners L.P.(1)		11,900,052
Parmenter Realty Fund III, L.P.		8,803,317
Parmenter Realty Fund IV, L.P.(2)		1,268,538
Pearlmark Mezzanine Realty Partners II, LLC		166,048
Pearlmark Mezzanine Realty Partners III, LLC (1)(2)		7,795,793
Pennybacker II, L.P.(1)(2)		1,886,942
SBC Latin America Housing US Fund, L.P.(3)		3,780,352
Square Mile Partners III L.P.(1)		19,360,429
TCW Special Mortgage Credits Fund II, L.P.		28,226,782

Total United States		2,842,256,629

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		3,304,894,473	76.84%

Passive Foreign Investment Companies
Bermuda Limited Liability Company
Private Equity (0.30% Partners’ Capital)
El Tejar Limited	1,000,000	12,860,000

Total Bermuda Limited Liability Company		12,860,000

Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Arbitrage Strategies (1.35% Partners’ Capital)
CRC Credit Fund Ltd.(2)	125,180	43,114,834
Overseas CAP Partners, Inc.(2)	9,295	15,412,758

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies (continued)
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies (continued)
International Equity (1.02% Partners’ Capital)
Quorum Fund Limited	22,361	$1,372,308
The Russian Prosperity Fund	1,056,068	42,348,310
Natural Resources (0.18% Partners’ Capital)
Ospraie Special Opportunities (Offshore), Ltd.		7,658,031

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		109,906,241

Total Passive Foreign Investment Companies		122,766,241	2.85%

Private Corporations
United States
Real Estate (0.46% Partners’ Capital)
Legacy Partners Realty Fund II, Inc.		1,766,255
Legacy Partners Realty Fund III, Inc.		5,056,297
Net Lease Private REIT V, Inc.		1,543,669
Net Lease Private REIT VI, Inc.(1)		3,039,220
Net Lease Private REIT VII, Inc.(1)(2)		4,232,440
Net Lease Private REIT VII-A, Inc.(1)(2)		4,232,440

Total United States		19,870,321

Total Private Corporations		19,870,321	0.46%

Total Investments in Investment Funds (Cost $3,193,699,322)		3,447,531,035	80.15%

Investments in Securities
Registered Investment Companies
Exchange Traded Funds
United States
Domestic Equity (0.58% Partners’ Capital)
PowerShares QQQ Trust (Series 1)	447,000	24,956,010
Energy (1.03% Partners’ Capital)
Market Vectors Oil Service ETF	168,700	19,375,195
The Energy Select Sector SPDR Fund	361,400	24,983,582
International Equity (3.82% Partners’ Capital)
iShares MSCI Brazil Index Fund(1)	290,500	16,671,795
iShares MSCI EAFE Index Fund(1)	527,000	26,102,310
iShares MSCI Emerging Markets Index(1)	1,881,750	71,393,595
iShares MSCI Japan Index Fund	2,756,000	25,107,160
Market Vectors Russia ETF	941,000	25,077,650
Natural Resources (3.86% Partners’ Capital)
Market Vectors Agribusiness ETF	68,678	3,238,168
Market Vectors Gold Miners ETF(1)	1,204,162	61,930,052

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares/ Par Value*	Fair Value	% of Partners’ Capital
Registered Investment Companies (continued)
Exchange Traded Funds (continued)
United States (continued)
Natural Resources (3.86% Partners’ Capital) (continued)
SPDR Gold Trust	663,956	$100,914,672
Traditional Fixed Income (2.76% Partners’ Capital)
iShares Barclays 20+ Year Treasury Bond Fund(1)	979,496	118,763,890

Total United States		518,514,079

Total Exchange Traded Funds		518,514,079	12.05%

Money Market Fund
United States (3.81% Partners’ Capital)
JPMorgan 100% U.S. Treasury Securities Money Market Fund(1)	163,828,143	163,828,143

Total Money Market Fund		163,828,143	3.81%

Open End Funds
United States
Domestic Equity (2.91% Partners’ Capital)
GMO Quality Fund III(1)	5,666,560	124,890,986
Natural Resources (1.15% Partners’ Capital)
The Tocqueville Gold Fund	691,329	49,416,226
Real Estate (0.87% Partners’ Capital)
Doubleline Total Return Bond I(1)	3,392,064	37,414,465
Traditional Fixed Income (0.17% Partners’ Capital)
Wasatch Hoisington US Treasury Fund(1)	406,889	7,454,199

Total United States		219,175,876

Total Open End Funds		219,175,876	5.10%

Total Registered Investment Companies		901,518,098	20.96%

U.S. Government Debt Obligations
United States
U.S. Treasury Bond, 4.375%, 02/15/38(1)	5,400,000	6,981,185
U.S. Treasury Bond, 4.375%, 11/15/39(1)	5,400,000	7,010,717
U.S. Treasury Bond, 4.375%, 05/15/40(1)	5,400,000	7,014,935
U.S. Treasury Bond, 4.50%, 02/15/36(1)	5,300,000	6,935,548
U.S. Treasury Bond, 4.50%, 05/15/38(1)	5,300,000	6,984,404
U.S. Treasury Bond, 4.50%, 08/15/39(1)	5,300,000	7,010,077
U.S. Treasury Bond, 4.625%, 02/15/40(1)	5,200,000	7,013,500
U.S. Treasury Bond, 4.75%, 02/15/37(1)	5,000,000	6,791,405
U.S. Treasury Note, 3.50%, 02/15/39(1)	6,300,000	7,086,517
U.S. Treasury Note, 4.25%, 05/15/39(1)	5,500,000	6,997,034
U.S. Treasury Bond Strip Principal, 4.25%, 05/15/39	19,300,000	8,468,531
U.S. Treasury Bond Strip Principal, 4.75%, 02/15/37	17,100,000	8,119,832

Total United States		86,413,685

Total U.S. Government Debt Obligations		86,413,685	2.01%

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2011

	Shares	Fair Value	% of Partners’ Capital
Call Options Purchased
United States
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 5.50%, Expiration 05/01/19)	1,079,000,000	$6,803,320
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 5.62%, Expiration 05/02/19)	714,285,714	4,724,959
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 6.50%, Expiration 05/01/19)	1,350,000,000	6,728,080
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 6.62%, Expiration 05/02/19)	877,192,983	4,708,684

Total United States		22,965,043

Total Call Options Purchased		22,965,043	0.53%

Warrants
United States
Global Opportunistic (0.00% Partners’ Capital)
Bally Total Fitness Holdings Corp Warrants Exp. Sept. 2014, Strike Price $20.00 USD	2	—

Total United States		—

Total Warrants		—	0.00%

Total Investments in Securities (Cost $913,427,827)		1,010,896,826	23.50%

Total Investments (Cost $4,107,127,149)		$4,458,427,861	103.65%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2011, were $553,489,995. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All Investment Funds and securities are non-income producing unless noted otherwise.

Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity of the Master Fund’s investments.

*	Shares, par value or notional amounts are listed for each investment as applicable for that investment type.
(1)	Income producing security
(2)	Affiliated investments
(3)	Affiliated investments for which ownership exceeds 25%

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statement of Operations

Year Ended December 31, 2011

Investment income:
Dividend income (net of foreign tax withholding of $2,819)	$17,905,229
Interest income	3,156,882
Dividend income from affiliated investments	2,152,637
Interest income from affiliated investments	3,179,004

Total investment income	26,393,752

Expenses:
Investment Management Fees	51,624,925
Administration fees	2,703,473
Professional fees	1,078,313
Custodian fees	462,454
Directors fees	478,250
Offshore withholding tax expense	2,850,462
Other expenses	4,860,953

Total expenses	64,058,830

Net investment loss	(37,665,078)

Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions and translations, purchased options, written options and redemptions in-kind:
Net realized gain from investments, foreign currency transactions and purchased options	147,551,885
Net realized loss from written options	(4,376,625)
Net realized gain from redemptions in-kind	2,737,059
Net realized gain from affiliated investments	64,400,531
Change in unrealized appreciation/depreciation from investments, foreign currency translations, purchased options and written options	(331,313,878)

Net realized and unrealized loss from investments, affiliated investments, foreign currency transactions and translations, purchased options, written options and redemptions in-kind	(121,001,028)

Net decrease in partners’ capital resulting from operations	$(158,666,106)

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statements of Changes in Partners’ Capital

Years Ended December 31, 2010 and December 31, 2011

Partners’ capital at December 31, 2009	$5,212,610,935
Contributions	597,098,981
Withdrawals	(950,195,041)
Net increase in partners’ capital resulting from operations:
Net investment loss	(44,917,844)
Net realized gain from investments, foreign currency transactions and options	8,493,416
Net realized gain from redemptions in-kind	8,387,856
Net realized gain from affiliated investments	138,066,498
Change in unrealized appreciation/depreciation from investments,
foreign currency translations and options	386,240,290

Net increase in partners’ capital resulting from operations	496,270,216

Partners’ capital at December 31, 2010	5,355,785,091

Contributions	410,785,889
Withdrawals	(1,306,626,016)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(37,665,078)
Net realized gain from investments, foreign currency transactions and purchased options	147,551,885
Net realized loss from written options	(4,376,625)
Net realized gain from redemptions in-kind	2,737,059
Net realized gain from affiliated investments	64,400,531
Change in unrealized appreciation/depreciation from investments, foreign currency translations, purchased options and written options	(331,313,878)

Net decrease in partners’ capital resulting from operations	(158,666,106)

Partners’ capital at December 31, 2011	$4,301,278,858

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statement of Cash Flows

Year Ended December 31, 2011

Cash flows from operating activities:
Net decrease in partners’ capital resulting from operations	$(158,666,106)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(3,054,361,802)
Proceeds from disposition of investments	3,909,775,281
Premiums received from written call options	1,962,434
Proceeds paid to cover written call options	(6,698,412)
Net realized gain from investments, foreign currency transactions and purchased options	(147,551,885)
Accretion of discount	(532,588)
Net realized loss from written options	4,376,625
Net realized gain from redemptions in-kind	(2,737,059)
Net realized gain from affiliated investments	(64,400,531)
Change in unrealized appreciation/depreciation from investments, foreign currency transactions and translations, purchased options and written options	331,313,878
Increase in advanced contributions to Investment Funds	(13,307,742)
Decrease in interest and dividends receivable	101,620
Decrease in dividends receivable from affiliated investments	33,579
Increase in receivable from investments sold	(6,130,008)
Decrease in prepaids and other assets	10,627
Increase in payable for investments purchased	153,661,120
Decrease in Investment Management Fees payable	(2,179,200)
Decrease in offshore withholding tax payable	(771,553)
Decrease in administration fees payable	(42,707)
Decrease in payable to Adviser	(118,328)
Decrease in payable to the Offshore TEI Fund	(22,650)
Increase in payable to Directors	106,947
Increase in accounts payable and accrued expenses	27,153

Net cash provided by operating activities	943,848,693

Cash flows from financing activities:
Contributions	381,205,058
Withdrawals	(1,264,729,443)

Net cash used in financing activities	(883,524,385)

Net increase in cash and cash equivalents	60,324,308
Cash and cash equivalents at beginning of year	34,065,233

Cash and cash equivalents at end of year	$94,389,541

Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$3,622,015
Supplemental schedule of noncash activity:
Redemptions in-kind (Cost $42,186,842)	$44,923,901

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements

December 31, 2011

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) is a limited partnership organized under the laws of the state of Delaware. The Master Fund began operations in April 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently nine feeder funds.

The Endowment Master Fund Holdings GP, LLC (the “Company”), is a wholly-owned limited liability company of the Master Fund. The Company functions as a special purpose entity, which owns a minority interest in AL Gulf Coast Terminals, LLC, an operating company. The financial statements of the Master Fund and the Company are consolidated and thus the consolidated financial statements present the combined investments of the Master Fund and the Company.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund pursues its investment objective by investing its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund is primarily a “fund of funds” and is intended to afford investors the ability to invest in a multi-manager portfolio, exhibiting a variety of investment styles and philosophies, in an attempt to achieve positive risk-adjusted returns over an extended period of time. The Master Fund’s investments are managed by a select group of investment managers identified by Endowment Advisers, L.P. (the “Adviser”) to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across markets, asset classes, and risk profiles.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

The consolidated financial statements include the accounts of the Master Fund and its subsidiary, the Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records security transactions on a trade-date basis.

Investments that are held by the Master Fund, including those sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Consolidated Statement of Operations.

Dividend income is recorded on the ex-dividend date or upon receipt of the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments will be determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Master Fund’s valuation policies that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies,

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE—Securities listed 1) on one or more of the national securities exchanges or the OTC Bulletin Board are valued at the last reported sales price on the date of determination; and 2) on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the primary exchanges or markets where such securities are traded for the business day as of which such value is being determined. If the last reported sales price or the NOCP is not available, the securities are valued at the mean between the “bid” and “ask” prices at the close of trading on that date. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy.

•

OPTIONS—Options that are listed on a securities exchange are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination, or if no such prices were quoted on such date, or if the last sales price is not between the “bid” and “ask” price, the position will be valued at whichever of the “bid” or “ask” is closest to the last sale. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

•

OTHER—Where no value is readily available from an Investment Fund or other security or where a value supplied by an Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser will determine, in good faith, the fair value of the Investment Fund or security.

•

FOREIGN CURRENCY—The accounting records of the Master Fund are maintained in U.S. dollars. Investments of the Master Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not isolate the realized or unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; transfer taxes, offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

The Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2011, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

(h) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Master Fund may purchase or sell options as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. During the period, the Master Fund has invested in call and put option contracts to better manage risk related to certain strategies in the Master Fund’s portfolio. During the year ended December 31, 2011, the Master Fund’s direct investments in derivatives consisted of the purchase and sale of call options. Investment Funds in which the Master Fund invests may purchase and sell derivative securities and other financial instruments.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2011, and where such derivatives are recorded:

		Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities	Total Fair Value	Total Fair Value
Options Contracts
Interest Rate Exposure:	Investments in Securities, at fair value	$22,965,043	$—

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2011:

Primary Risk Exposure	Location of Gain (Loss) from Derivatives Recognized in Income	Realized Gain (Loss) from Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation from Derivatives Recognized in Income
Options Contracts
Equity and Commodity Exposure:	Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions and translations, purchased options and redemptions in-kind	$18,682,724	$(2,106,309)

	Net realized and unrealized gain (loss) from written options	(4,376,625)	(69,354)

Interest Rate Exposure:	Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions and translations, purchased options and redemptions in-kind	—	(12,026,967)

Volume of Derivative Activity

The monthly average fair value of options purchased was $34,149,886 for the year ended December 31, 2011.

Written options activity for the year ended December 31, 2011 was as follows:

The Endowment Master Fund, L.P.	Number of Options Contracts [1]	Amount of Proceeds (Payments)
Options outstanding at December 31, 2010	10,000	$359,354
Options written	25,000	1,962,434
Options expired	—	—
Options covered	(35,000)	(2,321,788)

Options outstanding at December 31, 2011	—	$—

1	Each contract equals 100 shares

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

(j) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements has not yet been determined.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—investments with other significant observable inputs or investments that can by fully redeemed at the net asset value in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 30 days

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

The following is a summary categorization, as of December 31, 2011, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total Investments
Investments
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Arbitrage Strategies	—	—	$448,558,987	$448,558,987
Domestic Equity	—	—	195,638,926	195,638,926
Energy	—	—	298,114,700	298,114,700
Enhanced Fixed Income	—	—	584,465,093	584,465,093
Global Opportunistic	—	$29,585,479	703,060,246	732,645,725
International Equity	—	—	143,191,213	143,191,213
Natural Resources	—	—	46,001,399	46,001,399
Private Equity	—	—	666,807,001	666,807,001
Real Estate	—	—	189,471,429	189,471,429
Passive Foreign Investment Companies
Arbitrage Strategies	—	—	58,527,592	58,527,592
International Equity	—	42,348,310	1,372,308	43,720,618
Natural Resources	—	—	7,658,031	7,658,031
Private Equity	—	—	12,860,000	12,860,000
Private Corporations
Real Estate	—	—	19,870,321	19,870,321
Registered Investment Companies
Domestic Equity	$149,846,996	—	—	149,846,996
Energy	44,358,777	—	—	44,358,777
International Equity	164,352,510	—	—	164,352,510
Money Market Fund	163,828,143	—	—	163,828,143
Natural Resources	215,499,118	—	—	215,499,118
Real Estate	37,414,465	—	—	37,414,465
Traditional Fixed Income	126,218,089	—	—	126,218,089
U.S. Government Debt Obligations Traditional Fixed Income	—	86,413,685	—	86,413,685
Call Options Purchased	—	22,965,043	—	22,965,043
Warrants
Global Opportunistic	—	—	—	—

Total Investments	$901,518,098	$181,312,517	$3,375,597,246	$4,458,427,861

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

The Master Fund discloses significant transfers between levels based on valuations at the end of the reporting period. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011, based on levels assigned to Investment Funds on December 31, 2010.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2010	Transfers In (Out) In-Kind	Gross Purchases	Gross (Sales)**	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2011
Investments*
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Arbitrage Strategies	$699,855,009	$—	$75,621,837	$(274,549,701)	$27,252,417	$(79,620,575)	$448,558,987
Domestic Equity	373,969,076	—	39,438,361	(194,296,296)	30,496,745	(53,968,960)	195,638,926
Energy	411,209,259	—	42,931,690	(224,162,556)	47,674,290	20,462,017	298,114,700
Enhanced Fixed Income	738,016,141	—	120,206,925	(199,350,129)	23,897,648	(98,305,492)	584,465,093
Global Opportunistic	898,509,352	—	141,211,194	(330,424,812)	42,926,267	(49,161,755)	703,060,246
International Equity	355,184,809	—	145,000,000	(286,746,573)	(11,729,274)	(58,517,749)	143,191,213
Natural Resources	23,678,525	—	31,348,527	(1,523,480)	1,114,650	(8,616,823)	46,001,399
Private Equity	548,865,007	—	239,702,446	(149,502,206)	19,306,111	8,435,643	666,807,001
Real Estate	214,740,302	—	62,118,284	(83,900,553)	14,663,265	(18,149,869)	189,471,429
Passive Foreign Investment Companies
Arbitrage Strategies	116,184,882	—	—	(63,304,834)	6,333,217	(685,673)	58,527,592
International Equity	1,398,702	—	—	—	—	(26,394)	1,372,308
Natural Resources	8,904,194	—	—	(1,478,654)	234,735	(2,244)	7,658,031
Private Equity	12,860,000	—	—	—	—	—	12,860,000
Private Corporations
Real Estate	19,829,510	—	2,585,573	(2,121,692)	—	(423,070)	19,870,321

Total Investments	$4,423,204,768	$—	$900,164,837	$(1,811,361,486)	$202,170,071	$(338,580,944)	$3,375,597,246

*

Investment category names may not match the December 31, 2010 audited financial statements due to categorical changes in strategy type from the Investment Committee. These changes are assumed to have been made on January 1, 2011.

**	Includes Return of Capital and Capital Gain Distributions

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Consolidated Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2011, is $(295,525,762).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the reported NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date. A listing of the investments held by the Master Fund and their attributes as of December 31, 2011, that may qualify for this valuation approach is shown in the table below.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Arbitrage Strategies(a)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$507,087	N/A	N/A	Quarterly - Semi-Annually	30-90	0-2 years; up to 9% redemption fee
Domestic Equity(b)	Investments in equity securities issued by U.S. companies.	195,639	N/A	N/A	Quarterly -Annually	45-120	0-3 years; up to 7% redemption fee
Energy (c)	Investments in securities issued by companies in the energy sector.	298,115	$128,494	up to 15 years	Monthly -Quarterly	30-90	0-15 years; up to 5% redemption fee
Enhanced Fixed Income(d)	Investments in non-traditional fixed income securities.	584,465	N/A	N/A	Monthly - Rolling 3 years	30-120	0-3 years; up to 6% redemption fee
Global Opportunistic(e)	Investments in a variety of global markets across all security types.	732,645	N/A	N/A	Monthly - Annually	3-90	0-4 years; up to 5% redemption fee
International Equity(f)	Investments in equity securities issued by foreign companies.	186,912	N/A	N/A	Weekly - Semi-Annually	7-90	0-3 years; up to 5% redemption fee
Natural Resources(g)	Investments with exposure to non-energy natural resources.	53,659	14,602	up to 10 years	N/A	N/A	0-10 years

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Private Equity(h)	Investments in nonpublic companies.	679,667	308,018	up to 10 years	Semi-Annually -Rolling 3 years	60-90	0-10 years; up to 6% redemption fee
Real Estate(i)	Investments in REIT’s, private partnerships, and various real estate related mortgage securities.	209,342	102,376	up to 10 years	N/A	N/A	0-10 years; up to 3% redemption fee
		$3,447,531	$553,490

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes Investment Funds that invest using two primary Styles (Event-Driven and Relative Value). Event-Driven strategies typically will include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

(b)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Funds in this category may include long/short funds, mutual funds and exchange-traded funds.

(c)

This category includes Investment Funds that invest primarily in publicly-traded securities issued by companies in the energy sector, private investments in energy-related assets or companies, and futures in energy commodity markets. The Investment Funds include private funds which may hold long/ short equities, commodity trading advisers (“CTAs”) trading contracts on energy related commodities, mutual funds or exchange-traded funds, and private partnerships with private investments in their portfolios. The estimated remaining life of the private investments in this asset class is greater than six years.

(d)

This category includes Investment Funds that invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may be heavily weighted to certain industries such as telecom and technology with lower credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

(e)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global long/short equity funds, global macro funds, and CTA’s.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

(f)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Funds in this category may include long/ short funds, mutual funds, and exchange-traded funds.

(g)

This category includes Investment Funds that invest primarily in assets with exposure to non-energy natural resources, including gold and other precious metals, industrial metals, and agricultural commodities. The Investment Funds may include private funds invested in long/ short equities; CTA’s trading contracts on agricultural commodities, mutual funds and exchange-traded funds, and private partnerships with private investments in their portfolios. The estimated remaining life of the private investments in this asset class is greater than six years.

(h)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount. The majority of the investments in this asset class have an estimated remaining life of greater than six years.

(i)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate. The private investments in this asset class have an estimated remaining life of greater than six years.

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement.

The Master Fund reserves the right to reject any applications for subscription of Interests. The $25,046,549 in contributions received in advance as of December 31, 2011, represents subscriptions for Master Fund Interests received prior to the January 2012 closing.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. However, the Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests each calendar quarter, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2011, the Master Fund held investments in Investment Funds and securities. The $17,630,116 in advanced contributions to Investment Funds as of December 31, 2011, represents funding of a portion of the January 2012 investments in such funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees of up to 2.5% annually of monthly average net assets. In addition, many Investment Funds also provide for performance incentive fees/allocations of up to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $1,331,882,490 and $2,198,739,504, respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until well after year end. The book and tax cost of the Master Fund’s investments as of December 31, 2010 was $4,747,269,826 and $4,988,721,485, respectively. The Master Fund’s book cost as of December 31, 2011, was $4,107,127,149, resulting in accumulated net unrealized appreciation of $351,300,712 consisting of $672,125,486 in gross unrealized appreciation and $320,824,774 in gross unrealized depreciation.

During the year ended December 31, 2011, investments in BDCM Partners I, L.P., were received through a transfer in-kind in connection with the redemption of certain investments. The fair value of these investments transferred-in-kind, related cost and realized gains were $44,923,901, $42,186,842 and $2,737,059, respectively.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, lock-ups, notice periods and early redemption fees. The Master Fund’s investments are grouped in three categories of liquidity, as determined by the Adviser. To better manage the Master Fund’s liquidity, the Adviser has also structured the portfolio’s capital into the liquidity categories listed below. The categories and percent of investments in each are as follows at December 31, 2011:

Liquidity Categories*	Total Percentage of Capital Invested Allowed, per Category	Percentage of Investments, per Category	Withdrawal Rights
Category 1 Assets(a)	10.00%-100.00%(b)	66.20%	Securities and derivatives activity or Investment Funds that settle three business days after trade date (“T+3”) and that have at least quarterly withdrawal rights and not more than a one-year lock-up period remaining.

Category 2 Assets(c)	0.00%-90.00%(b)	10.40%	Investment Funds that allow for periodic withdrawals at the time of investment but do not meet the qualifications for Category One Assets due to frequency of redemptions allowed or extended lock-up periods remaining.

Category 3 Assets(d)	0.00%-25.00%(b)	23.40%	Investment Funds that are self-liquidating (e.g., private equity funds), or that otherwise fail to meet the definition of Category 1 or 2 Assets. Also includes Investment Funds that only make distributions as the underlying portfolio’s assets or investments are liquidated (i.e., the investor in such Investment Funds does not have the right to request withdrawals on any specified periodic basis).

	100.00%	100.00%

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

*	The expiration or implementation of lock-up periods on Master Fund investments in an Investment Fund could result in such investments moving from one liquidity category to another.
(a)

Category One Assets are defined as cash, money market funds, and exchange-traded securities, including but not limited to equities, bonds, notes, mutual funds, ETFs, options (including OTC), and derivatives. Investment Funds with investor-level gates, fund-level gates, redemption fees and/or penalties, sidepockets and/or special purpose vehicles housing less liquid investments may be included in this category as long as they have at least quarterly withdrawal rights with a year or less lockup remaining.

(b)

The Master Fund may not have less than 10% of its capital invested in cash and securities with T+3 liquidity, which are included in Category One Assets, or more than 25% of its capital invested in Category Three Assets, with all remaining capital invested in Category One Assets or Category Two Assets.

(c)

Category Two Assets also may have investor-level gates, fund-level gates, redemption fees and/or penalties, sidepockets and/or special purpose vehicles housing less liquid investments. Sidepockets and/or special purpose vehicles (and any similar interest or investments, including certain types of distributions in-kind) remaining upon redemption from an Investment Fund categorized as Category One Assets or Category Two Assets (collectively, “Residual Interests”) shall also each be conclusively deemed to be a Category Two Asset unless the Adviser reasonably concludes that the majority of such Residual Interest will not become liquid within three years, in which case the Adviser will categorize such Residual Interest as Category Three Assets.

(d)

Category Three Assets may include, without limitation, private equity funds, real estate funds, or natural resources or energy funds that only make distributions when an investment is monetized or generates cash flow through distributions, dividends, etc. This category will be calculated as the lesser of: (a) the amount of called and invested capital or (b) the fair value of the interests in such Investment Funds. Any standard and customary audit hold-backs which remain after redeeming from an Investment Fund included in Category One Assets or Category Two Assets will be classified as Category One Assets. Any other holdings which remain (e.g., “sidepockets” and/or other Residual Interests) will be classified as Category Two Assets if the Adviser reasonably concludes that the majority of such holdings will become liquid within three years; otherwise, such holdings will be classified as Category Three Assets.

(c) AFFILIATED INVESTMENT FUNDS

At December 31, 2011, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. The activity resulting from investments in these Investment Funds, including interest and dividend income as well as realized gains and losses, is identified in the Consolidated Statement of

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including 2011 activity) is shown below:

				For the Year 1/1/2011 through 12/31/2011					For the Year 1/1/2011 through 12/31/2011
Investment Funds	Shares 12/31/2010	Shares 12/31/2011	Fair Value 12/31/2010	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change in Appreciation/ Depreciation	Fair Value 12/31/2011	Interest/ Dividend Income
Accel-KKR Capital Partners III, L.P.			$8,121,397	$4,234,523	$(5,514,843)	$3,840,000	$(3,080,045)	$7,601,032	$85,268
Alden Global Distressed Opportunities Fund, L.P.			64,136,641	—	—	—	(12,748,804)	51,387,837	—
Artis Partners 2X (Institutional), L.P.			26,733,872	10,000,000	—	—	(16,092,186)	20,641,686	—
Atlas Institutional Fund, LLC			—	26,041,001	—	—	(226,816)	25,814,185	—
BDCM Partners I, L.P.			66,444,513	44,745,091	(63,243,080)	3,824,592	(1,170,122)	50,600,994	—
Bell Point Credit Opportunities Fund, L.P.			31,256,708	—	—	—	(4,528,620)	26,728,088	—
Catterton Growth Partners, L.P.			10,080,770	2,041,749	(1,753,164)	709,943	(464,934)	10,614,364	—
CCM Small Cap Value Qualified Fund, L.P.			42,767,059	29,438,361	(39,438,361)	(6,697,552)	(2,513,427)	23,556,080	—
Corriente China Opportunity Partners II, L.P.			14,802,701	—	—	—	1,696,211	16,498,912	—
Corriente China Opportunity Partners, L.P.			7,371,044	—	—	—	610,843	7,981,887	—
Corriente Partners, L.P.			49,192,405	—	(10,000,000)	(4,436,971)	(3,393,358)	31,362,076	—
Courage Special Situations Fund, L.P. (Class C)			14,251,226	—	—	—	(175,456)	14,075,770	—
Covepoint Emerging Markets Macro Fund, L.P.			74,775,801	—	—	—	(23,825,422)	50,950,379	—
CRC Credit Fund Ltd.	134,165	125,180	49,198,662	—	(10,439,595)	(201,911)	4,557,678	43,114,834	—
Credit Distressed Blue Line Fund, L.P.			44,340,299	—	(6,787,714)	1,445,954	146,012	39,144,551	—
Crosslink Crossover Fund VI, L.P.			—	11,061,848	(788,744)	314,706	4,398,334	14,986,144	—
CX Partners Fund Limited			6,987,076	3,699,719	(60,174)	13,477	(1,360,775)	9,279,323	27,511
Dabroes Investment Fund LP			41,277,682	—	—	—	(4,105,615)	37,172,067	—
Dace Ventures I, L.P.			1,760,000	290,200	—	—	(178,202)	1,871,998	—
EDF-MI Onshore, L.P.			119,792,674	25,668,168	(25,000,000)	12,898,299	32,186	133,391,327	—
Encap Energy Infrastructure TE Feeder, L.P.			2,701,937	4,275,806	—	—	2,234,149	9,211,892	—
Florida Real Estate Value Fund, L.P.			1,906,561	4,918,380	—	—	(588,275)	6,236,666	396,983
Fortelus Special Situation Fund, L.P.			55,349,131	—	(17,185,488)	(3,913,481)	(3,913,436)	30,336,726	—
Forum European Realty Income III, L.P.			5,904,899	4,334,852	—	—	(1,078,808)	9,160,943	—
Garrison Opportunity Fund, LLC			18,879,036	—	—	—	2,449,791	21,328,827	—
GTIS Brazil Real Estate Fund (Brazilian Real), L.P.			14,600,985	6,218,335	—	—	(88,731)	20,730,589	—
Halcyon European Structured Opportunities Fund, L.P.			1,458,935	—	(1,358,191)	(594,874)	1,012,946	518,816	—
Harbinger Capital Partners Fund I, L.P.			80,555,334	—	(15,000,000)	6,352,316	(37,375,357)	34,532,293	—
Hayman Capital Partners, L.P.			38,821,181	—	(10,000,000)	(595,192)	1,522,609	29,748,598	—
HealthCor, L.P.**			62,913,044	—	(21,737,807)	4,946,502	(6,308,663)	39,813,076	—
HealthCor Partners Fund, L.P.			3,100,674	2,256,543	(488,283)	345,803	1,294,589	6,509,326	—
HFR HE Bristol Master Trust (Series D)		25,000	—	25,000,000	—	—	(4,039,389)	20,960,611	—
Hillcrest Fund, L.P.			6,621,863	5,864,454	(584,702)	53,317	(1,360,185)	10,594,747	—
Indaba Capital Partners, L.P.			—	30,000,000	—	—	(1,362,133)	28,637,867	—
India Capital Fund Ltd.	450,725	450,725	27,805,387	—	—	—	(12,517,079)	15,288,308	—
Integral Capital Partners VIII, L.P.			18,096,818	—	(14,358,088)	(1,212,012)	1,217,245	3,743,963	11,620
Intervale Capital Fund, L.P.			13,930,952	795,956	(766,087)	109,469	6,079,822	20,150,112	31,936
Investcorp Silverback Arbitrage Fund, LLC			16,247,702	—	—	—	788,627	17,036,329	—
Japan Macro Opportunity Partners, L.P.			24,477,703	—	—	—	(9,923,688)	14,554,015	—
Kenmont Onshore Fund, L.P.			2,363,211	—	(1,726,928)	(1,562,700)	1,885,048	958,631	—
LC Fund IV, L.P.			11,660,081	6,667,414	(946,993)	597,318	1,645,538	19,623,358	149,070
Magnetar SPV, LLC (Series L)			17,318,435	—	(4,363,010)	(135,452)	210,090	13,030,063	—
Middle East North Africa Opportunities Fund, L.P.	5,089	5,089	4,167,073	—	—	—	(2,590,073)	1,577,000	219,331
Monsoon Infrastructure & Realty Co-Investors, L.P.			9,964,681	5,625,000	(1,162,500)	1,162,500	(1,250,235)	14,339,446	—
Morgan Rio Capital Fund, L.P.**			21,706,647	—	—	—	2,773,417	24,480,064	—
Mudrick Distressed Opportunity Fund L.P.			25,294,837	—	(12,000,000)	(256,225)	(561,255)	12,477,357	—
Net Lease Private REIT VII, Inc.			4,837,999	—	(605,559)	—	—	4,232,440	507,543
Net Lease Private REIT VII-A, Inc.			4,837,999	—	(605,559)	—	—	4,232,440	507,543

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

				For the Year 1/1/2011 through 12/31/2011					For the Year 1/1/2011 through 12/31/2011
Investment Funds	Shares 12/31/2010	Shares 12/31/2011	Fair Value 12/31/2010	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change in Appreciation/ Depreciation	Fair Value 12/31/2011	Interest/ Dividend Income
New Horizon Capital III, L.P.			$13,946,737	$11,308,491	$(1,611,799)	—	$(191,525)	$23,451,904	$1,159,262
Orbis Real Estate Fund I			3,270,399	163,580	—	—	(450,994)	2,982,985	18,679
Overseas CAP Partners, Inc.	45,265	9,295	66,986,220	—	(52,865,239)	$6,535,128	(5,243,351)	15,412,758	—
Parmenter Realty Fund IV, L.P.			—	1,368,538	—	—	(100,000)	1,268,538	—
Passport II, L.P.			81,842,227	—	(18,000,000)	(11,006,399)	(3,595,054)	49,240,774	—
Paulson Partners Enhanced, L.P.			53,268,103	—	—	—	(10,317,545)	42,950,558	—
Pearlmark Mezzanine Realty Partners III, LLC			4,313,581	4,980,905	(1,467,666)	199,791	(230,818)	7,795,793	307,666
Pennybacker II, L.P.			—	2,940,630	(832,266)	—	(221,422)	1,886,942	20,173
Phoenix Asia Real Estate Investments II, L.P.			14,855,941	1,351,318	(3,665,714)	1,480,633	399,106	14,421,284	656,558
PIPE Equity Partners, L.L.C.			32,526,884	—	(3,981,130)	(2,555,176)	(4,577,278)	21,413,300	—
PIPE Select Fund, L.L.C.			71,810,149	—	(21,560,657)	2,286,876	(10,813,335)	41,723,033	—
Private Equity Investment Fund IV, L.P.			6,423,557	270,817	(1,033,888)	485,634	103,175	6,249,295	24,202
Private Equity Investment Fund V, L.P.			11,605,224	16,848,552	(4,493,454)	2,173,725	1,744,472	27,878,519	93,508
Providence MBS Fund L.P.			25,487,951	20,000,000	—	—	10,676,010	56,163,961	—
PSAM WorldArb Partners, L.P.			44,330,544	—	(10,000,000)	1,684,178	(330,160)	35,684,562	—
Q Funding III, L.P.			16,315,829	—	(3,741,442)	1,017,801	(905,217)	12,686,971	—
Q4 Funding, L.P.			46,036,956	—	(1,016,308)	(14,646)	(3,244,906)	41,761,096	—
Saints Capital VI, L.P.			10,563,281	2,733,068	(966,515)	408,673	2,779,154	15,517,661	21,471
Salem Global Opportunity Fund, L.P.			38,413,590	—	(7,000,000)	235,650	(2,063,761)	29,585,479	—
SBC Latin America Housing US Fund, L.P.			—	4,643,000	(610,000)	—	(252,648)	3,780,352	—
Southport Energy Plus Partners, L.P.			69,094,370	10,000,000	(40,000,000)	539,077	(12,550,044)	27,083,403	—
Sovereign Capital Limited Partnership III			2,065,837	3,686,951	—	—	(389,939)	5,362,849	—
Tiger Consumer Partners, L.P.			43,750,691	—	—	—	2,496,439	46,247,130	—
Trivest Fund IV, L.P.			12,186,714	5,928,314	(582,966)	997	(3,011,819)	14,521,240	6,985
Trustbridge Partners II, L.P.			29,406,632	—	(973,967)	511,451	(7,137,012)	21,807,104	—
Trustbridge Partners III, L.P.			20,121,563	8,325,052	(5,487,451)	214,663	3,291,917	26,465,744	165,760
Tuckerbrook SB Global Distressed Fund I, L.P.			7,321,520	—	(1,078,756)	—	370,396	6,613,160	—
Valiant Capital Partners, L.P.			123,035,124	1,507,957	(4,169,485)	3,889,440	15,427,693	139,690,729	—
Value Partners Hedge Fund LLC			—	30,000,000	—	—	(5,923,195)	24,076,805	—
Velite Energy, L.P.			71,531,566	—	(25,000,000)	15,345,468	15,085,802	76,962,836	—
Visium Credit Opportunities Fund, L.P.			—	25,000,000	—	—	(283,515)	24,716,485	—
Waterstone Market Neutral Fund, L.P.			76,244,887	—	(20,000,000)	7,090,816	(6,639,824)	56,695,879	—
Westview Capital Partners II, L.P.			6,714,866	7,240,642	—	—	2,203,303	16,158,811	920,572
Whitebox Multi-Strategy Fund, L.P.			105,754,583	75,610,651	(128,732,032)	16,868,925	(15,189,379)	54,312,748	—

			$2,278,039,161	$487,085,866	$(624,785,605)	$64,400,531	$(161,351,228)	$2,043,388,725	$5,331,641

*	Sales include return of Capital.
**	Voting rights have been waived for these investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of the investment in, or commitment to, such Investment Funds. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end partners’ capital of the Master Fund. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Independent Administrator will also provide the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The administration fees will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Master Fund. As of December 31, 2011, the Master Fund had $4,301,278,858 in partners’ capital. The total administration fee incurred for the year ended December 31, 2011, was $2,703,473.

(9) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2011, $51,624,925 was incurred for Investment Management Fees.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Master Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2011, the two largest nonaffiliated sub-placement agents service approximately 85.20% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

(10) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a line of credit agreement (the “Agreement”) with Deutsche Bank Aktiengesellschaft which provides a $500,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Agreement. Borrowings under the Agreement are secured by the Master Fund’s investments. The Agreement provides for a commitment fee of 0.65% plus interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate (LIBOR) plus a spread of 1.10% per annum, payable quarterly in arrears. There were no borrowings during the year ended December 31, 2011. The current credit facility agreement expires on September 28, 2016.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2011

(11) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007
Net investment loss to average partners’ capital[1]	(0.75)%	(0.84)%	(0.95)%	(1.19)%	(0.63)%
Expenses to average partners’ capital[1,2]	1.27%	1.19%	1.20%	1.54%	1.37%
Portfolio turnover	26.72%	26.71%	27.40%	29.19%	4.19%
Total return[3]	(3.18)%	9.52%	14.96%	(23.46)%	17.41%
Partners’ capital, end of period (000’s)	$4,301,279	$5,355,785	$5,212,611	$4,663,185	$3,269,969

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period.
2

Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds. Expenses include U.S. offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.

3	Calculated as geometrically linked monthly returns for each month in the period.

(12) SUBSEQUENT EVENTS

The Master Fund accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $25,046,549 and $14,599,778 for January and February 2012, respectively.

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $466,000,000 be made for the quarter ending March 31, 2012 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of a tender offer with a February 21, 2012 expiration date and approximately $316.6 million was tendered.

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2011

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Master Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2011, unless as noted below), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Compensation for Directors

The Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P, The Endowment TEI Fund, L.P., and The Endowment Institutional TEI Fund W, Ltd., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $42,000, which is paid quarterly, a fee of $5,000 per Board meeting, a fee of $2,500 for any special Board meeting, a fee of $1,250 per interim Board meeting, a fee of $1,250 per each committee meeting to each committee member, and an annual fee of $10,000 for the audit committee chairman, and $7,500 for each other committee chair, each of which is paid quarterly, and an annual fee of $10,000, paid quarterly, to the lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Interested Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Age: 51 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011
Andrew B. Linbeck[1] Age: 47 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011
A. Haag Sherman[1] Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, 2002-2011	5	Salient Absolute Return Funds (investment companies) (three funds); Plains Capital Corporation, since 2009; Blue Dolphin Energy Company, since January 2012; Salient MLP & Energy Infrastructure Fund, since 2011

1

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P., The Endowment TEI Fund, L.P., The Endowment Institutional TEI Fund W, L.P., and the Adviser.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Age: 72 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since 2010	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	5	Salient Absolute Return
Funds (investment
companies) (three
funds); Brandes
Investment Trust
(investment companies)
(four funds) since
2006; Credit Suisse
Alternative Capital
Funds (investment
companies) (six funds)
2005-2010; Salient
MLP & Energy
Infrastructure Fund,
					since 2011
Jonathan P. Carroll Age: 50 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011
Richard C. Johnson Age: 74 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	5	Salient Absolute Return Funds (investment companies) (three funds); Salient MLP & Energy Infrastructure Fund, since 2011

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
G. Edward Powell Age: 75 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	5	Salient Absolute Return
Funds (investment
companies) (three
funds) Therapy Track,
LLC, since 2009;
Global Water
Technologies, Inc.;
Datavox Holdings, Inc.;
Energy Services
International, Inc.,
since 2004; Salient
MLP & Energy
Infrastructure Fund,
					since 2011
Scott E. Schwinger Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), 1999	5	Salient Absolute Return Funds (investment companies) (three funds) The Make-A- Wish Foundation, since 2008; YES Prep Public Schools, since 2001; Salient MLP & Energy Infrastructure Fund, since 2011

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 55 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since June 2009	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	5	Salient Absolute Return Funds (investment companies) (three funds); U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008; Salient MLP & Energy Infrastructure Fund, since 2011

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Master Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 38 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008
John E. Price Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003
Adam L. Thomas Age: 37 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Secretary	Director of Adviser, since 2004; Partner and Director, Salient, since 2002

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2011

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2011.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$507,086,579	11.37
Domestic Equity	345,485,922	7.75
Energy	342,473,477	7.68
Enhanced Fixed Income	584,465,093	13.11
Global Opportunistic	732,645,725	16.44
International Equity	351,264,341	7.88
Natural Resources	269,158,548	6.04
Private Equity	679,667,001	15.24
Real Estate	246,756,215	5.53
Traditional Fixed Income	212,631,774	4.77
Call Options Purchased	22,965,043	0.52
Money Market Fund	163,828,143	3.67

Total Investments	$4,458,427,861	100.00

1	The complete list of investments included in the following asset class categories is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Independent Directors

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Directors and Officers

A. Haag Sherman, Director

John A. Blaisdell, Director and Co-Principal Executive Officer

Andrew B. Linbeck, Director and Co-Principal Executive Officer

John E. Price, Treasurer and Principal Financial Officer

Adam L. Thomas, Secretary

Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

J.P. Morgan Chase Bank, N.A.

Greenwich, CT

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

4265 San Felipe
Suite 800
Houston, Texas 77027
Tel 800-725-9456
Fax 713-993-4698

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Current Year
Audit Fees	$10,000
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year
0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year
$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment Institutional Fund, L.P. (the “Institutional Fund”), The Endowment Registered Fund, L.P. (the “Registered Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck and Mark W. Yusko.

Mr. Blaisdell has served as an Investment Committee Member since January 2004 and Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Yusko has served as an Investment Committee Member since January 2004. He is also President of Morgan Creek Capital Management (since July 2004) and Principal of Hatteras Capital Management (since September 2003). Previously, Mr. Yusko held the position of Chief Investment Officer of the University of North Carolina at Chapel Hill (from 1998-2004). Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2011: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	9	$4.583 billion	18	$618 million	>1,420	>$	10.231 billion	(1)
Andrew B. Linbeck	9	$4.583 billion	18	$618 million	>1,420	>$	10.231 billion	(1)
Mark W. Yusko	11	$6 billion	28	$1.7 billion	19		$1.8 billion	(2)

(1)	Messrs. Blaisdell and Linbeck serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell and Linbeck have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell and Linbeck have discretion in their capacities as principal executive officers of such entities/clients.
(2)	Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
Name of Investment Committee Member	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	1	$152 million	3	$8.318 billion
Andrew B. Linbeck	0	0	1	$152 million	3	$8.318 billion
Mark W. Yusko	5	$1.5 billion	23	$1.7 billion	18	$1.0 billion	(1)

(1)	Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, and Yusko indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, and Yusko receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell and Linbeck also indirectly own equity in the advisers to other funds and are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Messrs. Blaisdell and Linbeck are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell and Linbeck believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Mr. Yusko is a partner of Morgan Creek Capital Management, which pays him a base salary and is anticipated to make distributions of profits above and beyond that which is necessary to operate the business. Mr. Yusko is chiefly responsible for the investment processes and management of Morgan Creek Capital Management. He believes that to the extent that he and the staff at Morgan Creek Capital Management are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2011 by each Investment Committee Member.

Investment Committee Member	Master Fund	Institutional Fund	Registered Fund	TEI Fund	Institutional TEI Fund
John A. Blaisdell	None	Over $1,000,000	None	$100,001 to $500,000	None
Andrew B. Linbeck	None	Over $1,000,000	None	$100,001 to $500,000	None
Mark W. Yusko	None (1)	None	None	None	None

(1)	$2,133,120 represents indirect beneficial ownership in the Master Fund held by Mark W. Yusko through other feeder funds that invest in the Master Fund.

Portfolio Manager Compensation

Mr. Adam L. Thomas has significant day-to-day duties in the management of the portfolio of the Master Fund, including providing analysis and recommendations on Asset Allocation and Investment Fund selection to the

Investment Committee. Mr. Thomas indirectly owns equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Mr. Thomas receives all of his compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, he believes that a significant driver of his compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Mr. Thomas also indirectly owns equity in the advisers to other funds, which are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Mr. Thomas is a partner and officer of entities within the Salient Group, which pay him a base salary and he may receive a bonus, and Salient is obligated to make distributions of profits to him, as well as the other partners, on an annual basis. Mr. Thomas believes that to the extent that he is successful in his investment endeavors, the greater the number of assets over time and the more significant his compensation from the Salient Group will be.

Securities Ownership of Portfolio Manager

The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2011, by Mr. Thomas:

Master Fund	Institutional Fund	Registered Fund	TEI Fund	Institutional TEI Fund
None (1)	None	None	None	None

(1)	$970,506 represents indirect beneficial ownership in the Master Fund held through other feeder funds that invest in the Master Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) TotalValue of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2011 through January 31, 2011	$—	N/A	N/A	N/A
February 1, 2011 through February 28, 2011	$—	N/A	N/A	N/A
March 1, 2011 through March 31, 2011	$—	N/A	N/A	N/A
April 1, 2011 through April 30, 2011	$—	N/A	N/A	N/A
May 1, 2011 through May 31, 2011	$—	N/A	N/A	N/A
June 1, 2011 through June 30, 2011	$—	N/A	N/A	N/A
July 1, 2011 through July 31, 2011	$—	N/A	N/A	N/A
August 1, 2011 through August 31, 2011	$—	N/A	N/A	N/A
September 1, 2011 through September 30, 2011	$—	N/A	N/A	N/A
October 1, 2011 through October 31, 2011	$—	N/A	N/A	N/A
November 1, 2011 through November 30, 2011	$—	N/A	N/A	N/A
December 1, 2011 through December 31, 2011	$—	N/A	N/A	N/A

Total	$—

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Endowment Institutional TEI Fund W, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co- Principal Executive Officer

Date: February 27, 2012

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co- Principal Executive Officer

Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 27, 2012

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 27, 2012

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 27, 2012